PRIVILEGE SELECT VARIABLE ANNUITY

Issued by

Transamerica Life Insurance Company

Supplement Dated December 1, 2008

to the

Prospectus dated May 1, 2002

Effective December 12, 2008, the Putnam VT Discovery Growth Fund and the Putnam VT New Value Fund subaccounts (the “Closed Subaccounts”) are closed to new investment. “Closed to new investment” means no one can allocate additional amounts (either through policy transfer or additional premium) to those Closed Subaccounts after December 11, 2008.

If you have any amount in the Closed Subaccounts on December 12, 2008, you may do the following (subject to the terms and conditions contained in the prospectus):

•	transfer amounts out of the Closed Subaccounts into other subaccounts;

•	withdraw amounts from the Closed Subaccounts; and

•	maintain your current investment in the Closed Subaccounts.

Please note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing) directing us to invest in the Closed Subaccounts, you need to provide us with new instructions for amounts that would have otherwise gone into the Closed Subaccounts.

As always, the availability of any subaccount as an investment option, including the Closed Subaccounts, are subject to change. See the prospectus for more information concerning the addition, deletion or substitution of investments.

This Prospectus Supplement must be accompanied

by the Prospectus for the

Privilege Select Variable Annuity dated May 1, 2002